EXHIBIT 99.2
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.
IMPORTANT: NO CHAPTER 11 CASES HAVE BEEN COMMENCED AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT.
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
NCI BUILDING SYSTEMS, INC., et al.,[1]	)	Case No. 09- ___(___)
)
Debtors.	)	Joint Administration Requested
)

MASTER BALLOT
FOR ACCEPTING OR REJECTING THE DEBTORS’ JOINT PREPACKAGED PLAN OF
REORGANIZATION PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
CLASS 5—CONVERTIBLE NOTES CLAIMS
•	IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE DEBTORS’ VOTING AGENT, FINANCIAL BALLOTING GROUP, LLC (“FINANCIAL BALLOTING GROUP”), AT (646) 282-1800.

•	PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS MASTER BALLOT.

•	THIS MASTER BALLOT MUST BE ACTUALLY RECEIVED BY FINANCIAL BALLOTING GROUP BY 11:59 P.M. (NEW YORK CITY TIME) ON OCTOBER 7, 2009 (THE “VOTING DEADLINE”).

•	NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS MASTER BALLOT.
The Debtors are sending this master ballot (the “Master Ballot”) to brokers, dealers, commercial banks, trust companies or other agent nominees (each, a “Nominee”) of Beneficial Holders of Class 5 Convertible Notes Claims as of August 28, 2009 (the “Voting Record Date”).2 Nominees should use the Master Ballot to cast votes to accept or reject the Prepackaged Plan and to make elections on behalf of and in accordance with the ballots cast by the Beneficial Holders holding Class 5 Convertible Notes Claims through them. In lieu of submitting this Master Ballot, Nominees may also send Beneficial Holders a pre-validated Class 5 Convertible Notes Claims ballot (a “Pre-Validated Ballot”).

[1]	The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are: NCI Building Systems, Inc. (7701) NCI Group, Inc. (8132) Steelbuilding.com, Inc. (8097) and Robertson-Ceco II Corporation (9146). The location of the Debtors’ corporate headquarters and the service address for all Debtors is: 10943 North Sam Houston Parkway West, Houston, Texas 77064.

[2]	A “Beneficial Holder” is a beneficial owner of Senior Note Claims in Class 5 as of the Voting Record Date, as reflected in the records maintained by Nominees holding through The Depository Trust Company, or other relevant security depository, and/or the applicable indenture trustee, as of the Voting Record Date.

MB-A	2.125% Convertible Senior Subordinate Notes due 2012 CUSIP 628852AG0

This Master Ballot may not be used for any purpose other than for submitting votes with respect to the Debtors’ Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code dated [______], 2009 (the “Prepackaged Plan”).3 Your rights and the rights of Beneficial Holders are described in the preliminary prospectus/disclosure statement (the “Disclosure Statement”) which forms a part of NCI Building Systems, Inc.’s Registration Statement on Form S-4 filed on September 10, 2009 with the Securities and Exchange Commission. The Prepackaged Plan, Disclosure Statement and Class 5 Convertible Notes Claims ballot (the “Beneficial Holder Ballot”) were sent previously (collectively, with a pre-addressed, postage pre-paid return envelope, the “Solicitation Package”). If you need any of these documents, please contact Financial Balloting Group.
THE VOTING DEADLINE IS 11:59 P.M. (PREVAILING EASTERN TIME) ON OCTOBER 7, 2009.
Item 1. Certification of Authority to Vote.
The undersigned certifies that, as of the Voting Record Date, the undersigned (please check the applicable box):
☐	is a bank, broker, or other Nominee for the Beneficial Holders of the aggregate amount of Class 5 Convertible Notes Claims listed in Item 2 below, and is the registered holder of such Class 5 Convertible Notes Claims;

☐	is acting under a power of attorney and/or agency (a copy of which must be provided upon request) granted by a bank, broker, or other Nominee that is the registered holder of the aggregate amount of Class 5 Convertible Notes Claims listed in Item 2 below; or

☐	has been granted a proxy (an original of which is annexed hereto) from a bank, broker, or other Nominee, or a Beneficial Holder, that is the registered holder of the aggregate amount of one of Class 5 Convertible Notes Claims listed in Item 2 below, and, accordingly, has full power and authority to vote to accept or reject the Prepackaged Plan on behalf of the Beneficial Holders of the Class 5 Convertible Notes Claims described in Item 2 below.
[ballot continues on next page]

[3]	Capitalized terms not defined herein shall have the meanings assigned to them in the Plan.

Items 2 and 3. Vote on Prepackaged Plan and Release Provisions.
The undersigned transmits the following votes of Beneficial Holders in respect of their Class 5 Convertible Notes Claims, and certifies that the following Beneficial Holders, as identified by their respective customer account numbers set forth below, are Beneficial Holders as of the Voting Record Date and have delivered to the undersigned, as Nominee, Beneficial Holder Ballots casting such votes.4

Check here
if Beneficial
Holder
checked the
box in Item
3 of the
Your Customer Account Number	Vote on Prepackaged Plan of		Beneficial
for Each Beneficial Holder	Reorganization		Holder
of Voting Class 5 Convertible Notes Claims	Accept	Reject	Ballot
1.	$	$
2.	$	$
3.	$	$
4.	$	$
5.	$	$
6.	$	$
7.	$	$
8.	$	$
9.	$	$
10.	$	$
TOTAL	$	$
[ballot continues on next page]

[4]	Indicate in the appropriate column the aggregate principal amount voted for each account, or attach such information to this Master Ballot in the form of the following table. Please note each Beneficial Holder must vote all of such Beneficial Holder’s Class 5 Convertible Notes Claims to accept or to reject the Plan and may not split such vote. Any ballot executed by the Beneficial Holder that does not indicate an acceptance or rejection of the Plan or which indicates both an acceptance and a rejection of the Plan shall not be counted.

Item 4.	Certification as to Transcription of Information from Item 4 as to Class 5 Convertible Notes Claims Voted Through Other Ballots.
The undersigned certifies that the undersigned has transcribed in the following table the information, if any, Beneficial Holders have provided in Item 4 of the Beneficial Holder Ballot, identifying any Class 5 Convertible Notes Claims for which such Beneficial Holders have submitted other ballots (other than to the undersigned):

Your Customer
Account Number
for Each Beneficial
Holder That
Completed Item 4	TRANSCRIBE FROM ITEM 4 OF THE BALLOTS:
of the Beneficial			Aggregate Unpaid Principal Amount of
Holder Ballot	Account Number	Name of Holder	Class 5 Convertible Notes Claim Voted
1.			$
2.			$
3.			$
4.			$
5.			$
6.			$
7.			$
8.			$
9.			$
10.			$

Item 5.	Certification.
By signing this Master Ballot, the undersigned certifies that:
(a)	(i) the undersigned has received a copy of the Disclosure Statement, Master Ballot, Beneficial Holder Ballot, and the Solicitation Package, and has delivered the same to Beneficial Holders holding Class 5 Convertible Notes Claims through the undersigned; (ii) the undersigned has received a completed and signed Beneficial Holder Ballot from each such Beneficial Holder; (iii) the undersigned is the registered holder of the securities being voted or agent thereof; and (iv) the undersigned has been authorized by each such Beneficial Holder to vote on the Prepackaged Plan and to make applicable elections;

(b)	the undersigned has properly disclosed: (i) the number of Beneficial Holders holding Class 5 Convertible Notes Claims through the undersigned; (ii) the respective amounts of Class 5 Convertible Notes Claims owned by each Beneficial Holder; (iii) each such Beneficial Holder’s respective vote concerning the Prepackaged Plan; and (iv) the customer account or other identification number for each such Beneficial Holder;

(c)	if the undersigned is a Beneficial Holder and uses this Master Ballot to vote undersigned’s Class 5 Convertible Notes Claims, the undersigned confirms and attests to each of the certifications in Item 5 of the Beneficial Holder Ballot;

(d)	each such Beneficial Holder has certified to the undersigned that the Beneficial Holder is eligible to vote on the Prepackaged Plan; and

(e)	the undersigned will maintain Beneficial Holder Ballots and evidence of separate transactions returned by Beneficial Holders (whether properly completed or defective) for at least one year after the Voting Deadline, and disclose all such information to the Bankruptcy Court or the Debtors, as the case may be, if so ordered.

Item 6.	Nominee Information and Signature.

Name of Bank, Broker, or Other Nominee:

(Print or Type)
Participant Number:

Name of Proxy Holder or Agent for Bank, Broker, or Other Nominee (if applicable):

(Print or Type)

Signature:

Name of Signatory:

Title:

Street Address:

City, State, Zip Code:

Telephone Number:

Date Completed:

As noted in the Beneficial Holder Ballot, ballots are only being solicited from holders of Class 5 Convertible Notes Claims who are “accredited investors” as that term is defined in Rule 501(a) of Regulation D of promulgated under the Securities Act. Accordingly, the Beneficial Holder Ballot, provides that, in order to vote on the Prepackaged Plan, the signatory must certify that it is an “accredited investor,” and, by returning the Beneficial Holder Ballot, the holder of the Class 5 Convertible Notes Claim identified in Item 1 of the Beneficial Holder Ballot certifies that it is an “accredited investor.”
YOUR COMPLETED MASTER BALLOT MUST BE ACTUALLY RECEIVED BY FINANCIAL BALLOTING GROUP BY THE VOTING DEADLINE AT THE FOLLOWING ADDRESS:
FINANCIAL BALLOTING GROUP, LLC
757 THIRD AVENUE, 3RD FLOOR
NEW YORK, NY 10017
ATTN: NCI BUILDING SYSTEMS TABULATION
TELEPHONE: (646) 282-1800
THE VOTING DEADLINE IS OCTOBER 7, 2009, AT 11:59 P.M. (NEW YORK CITY TIME).

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE DEBTORS’ VOTING AGENT, FINANCIAL BALLOTING GROUP, AT (646) 282-1800.
MASTER BALLOT INSTRUCTIONS
1.	To have the votes of your Beneficial Holders count, you should already have done one of the following:
(a)	delivered Beneficial Holder Ballots and the Solicitation Package to each Beneficial Holder with clear instructions on when to return such ballots to you to allow you to complete and return this Master Ballot so that Financial Balloting Group actually receives it prior to 11:59 p.m. (New York City time) on October 7, 2009 (the Voting Deadline);

or

(b)	if you are not submitting this Master Ballot, send Beneficial Holders Pre-Validated Ballots in their Solicitation Package for direct return to Financial Balloting Group.
2.	The Prepackaged Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you and the Beneficial Holders if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Prepackaged Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Prepackaged Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Prepackaged Plan if it finds that the Prepackaged Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

3.	With regard to any Beneficial Holder Ballots returned to you, to have the vote of your Beneficial Holder count, you must: (a) retain such Beneficial Holder Ballots in your files and transfer the requested information from each such Beneficial Holder Ballot onto the Master Ballot; (b) execute the Master Ballot; and (c) deliver the Master Ballot to the Financial Balloting Group in accordance with the instructions on the Master Ballot.

4.	Please keep any records of Beneficial Holder Ballots received from Beneficial Holders for at least one year after the Voting Deadline (or such other date as is set by subsequent Bankruptcy Court order). You may be ordered to produce the Beneficial Holder Ballots to the Debtors or the Bankruptcy Court.

5.	If you are both the Nominee and Beneficial Holder, and you wish to vote such Class 5 Convertible Notes Claims for which you are a Beneficial Holder, you may return either a Beneficial Holder Ballot or the Master Ballot for such Class 5 Convertible Notes Claims.

6.	The Master Ballot may not be used for any purpose other than to vote to accept or reject the Prepackaged Plan.

7.	The Master Ballot does not constitute, and shall not be deemed to be, a proof of claim or interest or an assertion or admission of a Claim or Interest.

8.	The following ballots shall not be counted in determining the acceptance or rejection of the Prepackaged Plan: (a) any ballot that is illegible or contains insufficient information to permit the identification of the Holder; (b) any ballot cast by a Person or Entity that does not hold a Claim or Interest in a Class entitled to vote on the Prepackaged Plan; (c) any ballot cast for a Claim or Interest scheduled as unliquidated, contingent, or disputed for which no proof of claim or interest was timely Filed; (d) any unsigned ballot; and (e) any ballot not marked to accept or reject the Prepackaged Plan, or marked both to accept and reject the Prepackaged Plan.

9.	If the Master Ballot is received after the Voting Deadline, it will not be counted, unless otherwise determined by the Debtors. The method of delivery of the Master Ballot to Financial Balloting Group is at your election and risk.

10.	The Master Ballot should not be sent to the Debtors, any indenture trustee, or the Debtors’ financial or legal advisors.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.
IMPORTANT: NO CHAPTER 11 CASES HAVE BEEN COMMENCED AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT.
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
NCI BUILDING SYSTEMS, INC., et al.,[1]	)	Case No. 09- ___(___)
)
Debtors.	)	Joint Administration Requested
)

BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’ JOINT PREPACKAGED PLAN OF
REORGANIZATION PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
CLASS 5—CONVERTIBLE NOTES CLAIMS

•	IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE DEBTORS’ VOTING AGENT, FINANCIAL BALLOTING GROUP, LLC (“FINANCIAL BALLOTING GROUP”), AT (646) 282-1800.

•	PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT.

•	IF THE BANKRUPTCY COURT CONFIRMS THE PREPACKAGED PLAN, IT WILL BIND YOU REGARDLESS OF WHETHER YOU HAVE VOTED.

•	NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.
This ballot (the “Ballot”) is being sent to you because records indicate that you are a holder of a Class 5 Convertible Notes Claim as of August 28, 2009 (the “Voting Record Date”), and, accordingly, you have a right to vote to accept or reject the Prepackaged Plan. This Ballot may not be used for any purpose other than for submitting votes with respect to the Debtors’ Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code dated [______], 2009 (the “Prepackaged Plan”).2
Your rights are described in the preliminary prospectus/disclosure statement (the “Disclosure Statement”) which forms a part of NCI Building Systems, Inc.’s Registration Statement on Form S-4 filed on September 10, 2009 with the Securities and Exchange Commission. The Prepackaged Plan and Disclosure Statement are included in the packet you are

[1]	The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are: NCI Building Systems, Inc. (7701) NCI Group, Inc. (8132) Steelbuilding.com, Inc. (8097) and Robertson-Ceco II Corporation (9146). The location of the Debtors’ corporate headquarters and the service address for all Debtors is: 10943 North Sam Houston Parkway West, Houston, Texas 77064.

[2]	Capitalized terms not defined herein shall have the meanings assigned to them in the Plan.

receiving with this Ballot (this “Ballot,“collectively, with a pre-addressed, postage pre-paid return envelope, the “Solicitation Package”).
You should carefully and thoroughly review the Disclosure Statement and Prepackaged Plan before you vote. You may wish to seek legal advice concerning the Prepackaged Plan and classification and treatment of your Claim under the Prepackaged Plan. Your Claim has been placed in Class 5 under the Prepackaged Plan. If you hold Claims or Interests in more than one Class, you will receive a ballot for each Class in which you are entitled to vote.

IF YOU RECEIVED A BALLOT AND A RETURN ENVELOPE ADDRESSED TO FINANCIAL BALLOTING GROUP, YOUR COMPLETED BALLOT MUST BE ACTUALLY RECEIVED BY FINANCIAL BALLOTING GROUP BY 11:59 P.M. (NEW YORK CITY TIME) ON OCTOBER 7, 2009 (THE “VOTING DEADLINE”).
IF YOU RECEIVED A BALLOT AND A RETURN ENVELOPE ADDRESSED TO YOUR BROKER OR BANK (YOUR “NOMINEE”), YOUR COMPLETED BALLOT MUST BE SENT TO YOUR NOMINEE, (NOT FINANCIAL BALLOTING GROUP) ALLOWING SUFFICIENT TIME FOR YOUR NOMINEE TO RECEIVE YOUR BALLOT, COMPLETE A MASTER BALLOT, AND TRANSMIT THE MASTER BALLOT TO FINANCIAL BALLOTING GROUP SO THAT IT IS ACTUALLY RECEIVED BY THE VOTING DEADLINE. IF MATERIALS FROM YOUR NOMINEE ACCOMPANYING THIS BALLOT DO NOT MAKE SUCH DEADLINE CLEAR, PLEASE CONTACT YOUR NOMINEE.

Item 1.	Principal Amount of Class 5 Convertible Notes Claim.
The undersigned hereby certifies that as of August 28, 2009, the undersigned was the beneficial owner (or authorized signatory for a beneficial owner) of a Class 5 Convertible Notes Claim in the following aggregate unpaid principal amount (insert amount in box below).

$

Item 2.	Vote of Class 5 Convertible Notes Claim.
The holder of the Class 5 Convertible Notes Claim set forth in Item 1 votes to (please check one):

Accept the Prepackaged Plan ☐	Reject the Prepackaged Plan ☐
[ballot continues on next page]

2

Item 3.	(Optional) Election for Certain Holders to Opt-out of Release Provisions.
If you are not party to the Lock Up Agreement, dated August 31, 2009 between NCI and certain holders of the Convertible Notes (the “Lock Up Agreement”) and you vote to reject the Prepackaged Plan, you may elect to withhold your consent to the releases set forth in Article VIII.D of the Prepackaged Plan by checking the box below. Election to withhold consent is at your option. If you submit your Ballot without this box checked, you will be deemed to consent to the releases set forth in Article VIII.D. of the Prepackaged Plan.
☐	The undersigned is not party to the Lock Up Agreement, has voted to reject the Prepackaged Plan, and elects not to grant the releases contained in Article VIII.D. of the Prepackaged Plan.

Item 4.	Class 5 Convertible Notes Claims held in Additional Accounts.
By completing and returning this Ballot, the holder of the Class 5 Convertible Notes Claim set forth in Item 1 certifies that either: (a) the holder has not submitted ballots for Class 5 Convertible Notes Claims other than set forth in Item 1; or (b) the holder has provided the information specified in the following table for all other Class 5 Convertible Notes Claims for which the holder has submitted a ballot, each of which indicates the same vote to accept or reject the Prepackaged Plan as in this Ballot (please use additional sheets of paper if necessary):
ONLY COMPLETE THIS SECTION IF YOU ARE SUBMITTING SEPARATE BALLOTS FOR CLASS 5 NOTES CLAIMS OTHER THAN SET FORTH IN ITEM 1.

Aggregate Unpaid Principal Amount of
Account Number	Name of Holder[3]	Class 5 Convertible Notes Claim Voted

Item 5.	Certifications.
Upon execution of this Ballot, the undersigned certifies that:
1.	as of the Voting Record Date, the undersigned was the beneficial owner (or authorized signatory for a beneficial owner) of the Class 5 Convertible Notes Claim set forth in Item 1;

2.	the holder is eligible to be treated as the holder of the Class 5 Convertible Notes Claim set forth in Item 1 for the purposes of voting on the Prepackaged Plan;

3.	the holder has received a copy of the Solicitation Package and acknowledges that the solicitation is being made pursuant to the terms and conditions set forth therein;

4.	the holder acknowledges that the Debtors have not authorized any person to give any information or advice, or to make any representation, other than what is included in the materials mailed with this Ballot and has not relied on any statement made or other information received from any person with respect to the Prepackaged Plan other than the information contained in the Solicitation Package materials;

5.	the holder has cast the same vote with respect to each of the holder’s Class 5 Convertible Notes Claims;

6.	the holder understands and acknowledges that only the latest-dated ballot cast prior to the Voting Deadline with respect to the Class 5 Convertible Notes Claim set forth in Item 1 will be counted, and, if any other ballot has

[3]	Insert your name if the Class 5 Convertible Notes Claim is held by you in record name or, if held in street name, insert the name of your Nominee.

3

been previously cast with respect to the Class 5 Convertible Notes Claim set forth in Item 1, such other ballot shall be deemed revoked;

7.	the holder understands and acknowledges that the securities being distributed pursuant to the Prepackaged Plan will be acquired for the holder’s own account and not with a view to any distribution of such securities in violation of the United States Securities Act of 1933; and

8.	the holder understands and acknowledges that all authority conferred or agreed to be conferred pursuant to this Ballot, and every obligation of the holder hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, and legal representatives of the holder and shall not be affected by, and shall survive, the death or incapacity of the holder.

Item 6.	Holder Information and Signature.

Name of Holder:

(print or type)

Signature:

Name of Signatory:

(if other than holder)

Title:

Address:

Date Completed:

IF YOU RECEIVED A BALLOT AND A RETURN ENVELOPE ADDRESSED TO FINANCIAL BALLOTING GROUP, YOUR COMPLETED BALLOT MUST BE ACTUALLY RECEIVED BY FINANCIAL BALLOTING GROUP BY THE VOTING DEADLINE.
IF YOU RECEIVED A BALLOT AND A RETURN ENVELOPE ADDRESSED TO YOUR NOMINEE, YOUR COMPLETED BALLOT MUST BE SENT TO YOUR NOMINEE, NOT FINANCIAL BALLOTING GROUP, ALLOWING SUFFICIENT TIME FOR YOUR NOMINEE TO RECEIVE YOUR BALLOT, COMPLETE A MASTER BALLOT, AND TRANSMIT THE MASTER BALLOT TO FINANCIAL BALLOTING GROUP SO THAT IT IS ACTUALLY RECEIVED BY THE VOTING DEADLINE.
THE VOTING DEADLINE IS OCTOBER 7, 2009, AT 11:59 P.M. (NEW YORK CITY TIME).

4

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE DEBTORS’ VOTING AGENT, FINANCIAL BALLOTING GROUP, AT (646) 282-1800.
VOTING INSTRUCTIONS
1.	As described in the Disclosure Statement, the Debtors are soliciting the votes of holders of Class 5 Convertible Notes Claims with respect to the Prepackaged Plan referred to in the Disclosure Statement. The Prepackaged Plan and Disclosure Statement are included in the packet you are receiving with the Ballot. Capitalized terms not defined herein shall have the meanings assigned to them in the Prepackaged Plan.

2.	The Prepackaged Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Prepackaged Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Prepackaged Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Prepackaged Plan if it finds that the Prepackaged Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

3.	To ensure that your vote is counted, you must: (a) complete the Ballot; (b) indicate your decision either to accept or reject the Prepackaged Plan in Item 2 of the Ballot; (c) indicate your decision to opt-out of the release provisions of the Prepackaged Plan in item 3 of the Ballot; and (d) sign and return the Ballot in accordance with the instructions on the Ballot. The Voting Deadline is October 7, 2009, at 11:59 p.m. (New York City time).

4.	If a ballot (or master ballot, in the case of votes being cast through a nominee) is received after the Voting Deadline, it will not be counted unless the Debtors determine otherwise or as permitted by the Bankruptcy Court. Except as otherwise provided herein, such delivery will be deemed made only when Financial Balloting Group actually receives the executed ballot. In all cases, holders should allow sufficient time to assure timely delivery. No ballot or master ballot should be sent to the Debtors or the Debtors’ financial or legal advisors.

5.	If multiple ballots are received from an individual holder with respect to the same Claim or Interest prior to the Voting Deadline, the last ballot timely received will supersede and revoke any earlier received ballot.

6.	The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Prepackaged Plan and to make certain certifications with respect thereto. Accordingly, at this time, creditors should not surrender certificates or instruments representing or evidencing their Claims or Interests, and the Debtors will not accept delivery of any such certificates or instruments surrendered together with a ballot.

7.	The Ballot does not constitute, and shall not be deemed to be: (a) a proof of claim or interest; or (b) an assertion or admission of a Claim or Interest.

8.	Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an Entity, indicate your relationship with that Entity and the capacity in which you are signing.

9.	If you hold Claims or Interests in more than one Class under the Prepackaged Plan, or in multiple accounts, you may receive more than one ballot coded for each different Class or account. Each ballot votes only your Claims or Interests indicated on that ballot. Please complete and return each ballot you receive.

10.	You must vote all of your Claims or Interests within a particular Class either to accept or reject the Prepackaged Plan (you may not split your vote).

11.	Any ballot that is properly completed, executed and timely returned to the Debtors that fails to indicate acceptance or rejection of the Prepackaged Plan or that indicates both an acceptance and a rejection of the Prepackaged Plan will not be counted.

12.	The following ballots will not be counted in determining the acceptance or rejection of the Prepackaged Plan: (a) any ballot that is illegible or contains insufficient information to permit the identification of the holder; (b) any ballot cast by a Person or Entity that does not hold a Claim or Interest in a Class that is entitled to vote on the Prepackaged Plan; (c) any ballot cast for a Claim or Interest scheduled as unliquidated, contingent or disputed for which no proof of claim or interest was timely filed; (d) any unsigned ballot; (e) any ballot not marked to accept or reject the Prepackaged Plan, or marked both to accept and reject the Prepackaged Plan; and (f) any ballot submitted by a party not entitled to cast a vote with respect to the Prepackaged Plan.

5

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.
IMPORTANT: NO CHAPTER 11 CASES HAVE BEEN COMMENCED AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT.
IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
NCI BUILDING SYSTEMS, INC., et al.,[1]	)	Case No. 09- ___(___)
)
Debtors.	)	Joint Administration Requested
)

BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS’ JOINT PREPACKAGED PLAN OF
REORGANIZATION PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE
CLASS 3—SENIOR SECURED CLAIMS

•	IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE DEBTORS’ VOTING AGENT, FINANCIAL BALLOTING GROUP, LLC (“FINANCIAL BALLOTING GROUP”), AT (646) 282-1800.

•	PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT.

•	IF THE BANKRUPTCY COURT CONFIRMS THE PREPACKAGED PLAN, IT WILL BIND YOU REGARDLESS OF WHETHER YOU HAVE VOTED.

•	NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIALS MAILED WITH THIS BALLOT.
This ballot (the “Ballot”) is being sent to you because records indicate that you are a holder of a Class 3 Senior Secured Claim as of August 28, 2009 (the “Voting Record Date”), and, accordingly, you have a right to vote to accept or reject the Prepackaged Plan. This Ballot may not be used for any purpose other than for submitting votes with respect to the Debtors’ Joint Prepackaged Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code dated [______], 2009 (the “Prepackaged Plan”).2
Your rights are described in the preliminary prospectus/disclosure statement (the “Disclosure Statement”) which forms a part of NCI Building Systems, Inc.’s Registration Statement on Form S-4 filed on September 10, 2009 with the Securities and Exchange Commission. The Prepackaged Plan and Disclosure Statement are included in the packet you are

[1]	The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are: NCI Building Systems, Inc. (7701) NCI Group, Inc. (8132) Steelbuilding.com, Inc. (8097) and Robertson-Ceco II Corporation (9146). The location of the Debtors’ corporate headquarters and the service address for all Debtors is: 10943 North Sam Houston Parkway West, Houston, Texas 77064.

[2]	Capitalized terms not defined herein shall have the meanings assigned to them in the Plan.

receiving with this ballot (this “Ballot,” collectively, with a pre-addressed, postage pre-paid return envelope, the “Solicitation Package”).
You should carefully and thoroughly review the Disclosure Statement and Prepackaged Plan before you vote. You may wish to seek legal advice concerning the Prepackaged Plan and classification and treatment of your Claim under the Prepackaged Plan. Your Claim has been placed in Class 3 under the Prepackaged Plan If you hold Claims or Interests in more than one Class, you will receive a ballot for each Class in which you are entitled to vote.

YOUR COMPLETED BALLOT MUST BE ACTUALLY RECEIVED BY FINANCIAL BALLOTING GROUP BY 11:59 P.M. (PREVAILING EASTERN TIME) ON OCTOBER 7, 2009 (THE “VOTING DEADLINE”). YOU MAY USE THE ENCLOSED POSTAGE PRE-PAID RETURN ENVELOPE, OR YOU MAY DELIVER THE BALLOT BY FIRST CLASS MAIL, OVERNIGHT COURIER, OR HAND DELIVERY TO: FINANCIAL BALLOTING GROUP LLC, 757 THIRD AVENUE, 3RD FLOOR, NEW YORK, NY 10017, ATTN: NCI BUILDING SYSTEMS BALLOT TABULATION.

Item 1.	Principal Amount of Class 3 Senior Secured Claim.
The undersigned hereby certifies that as of August 28, 2009, the undersigned was the beneficial owner (or authorized signatory for a beneficial owner) of a Class 3 Senior Secured Claim in the following aggregate unpaid principal amount (insert amount in box below).

$

Item 2.	Vote of Class 3 Senior Secured Claim.
The holder of the Class 3 Senior Secured Claim set forth in Item 1 votes to (please check one):

Accept the Prepackaged Plan ☐	Reject the Prepackaged Plan ☐

Item 3.	(Optional) Election for Certain Holders to Opt-out of Release Provisions.
If you are not party to the Lock Up Agreement, dated August 31, 2009 between NCI and certain holders of the Convertible Notes (the “Lock Up Agreement”) and you vote to reject the Prepackaged Plan, you may elect to withhold your consent to the releases set forth in Article VIII.D of the Prepackaged Plan by checking the box below. Election to withhold consent is at your option. If you submit your Ballot without this box checked, you will be deemed to consent to the releases set forth in Article VIII.D. of the Prepackaged Plan.
☐	The undersigned is not party to the Lock Up Agreement, has voted to reject the Prepackaged Plan, and elects not to grant the releases contained in Article VIII.D. of the Prepackaged Plan.

Item 4	Certifications.
Upon execution of this Ballot, the undersigned certifies that:
1.	as of the Voting Record Date, the undersigned was the beneficial owner (or authorized signatory for a beneficial owner) of the Class 3 Senior Secured Claim set forth in Item 1;

2.	the holder is eligible to be treated as the holder of the Class 3 Senior Secured Claim set forth in Item 1 for the purposes of voting on the Prepackaged Plan;

3.	the holder has received a copy of the Solicitation Package and acknowledges that the solicitation is being made pursuant to the terms and conditions set forth therein;

2

4.	the holder acknowledges that the Debtors have not authorized any person to give any information or advice, or to make any representation, other than what is included in the materials mailed with this Ballot and has not relied on any statement made or other information received from any person with respect to the Prepackaged Plan other than the information contained in the Solicitation Package materials;

5.	the holder has cast the same vote with respect to each of the holder’s Class 3 Senior Secured Claims;

6.	the holder understands and acknowledges that only the latest-dated ballot cast prior to the Voting Deadline with respect to the Class 3 Senior Secured Claim set forth in Item 1 will be counted, and, if any other ballot has been previously cast with respect to the Class 3 Senior Secured Claim set forth in Item 1, such other ballot shall be deemed revoked;

7.	the holder understands and acknowledges that the securities being distributed pursuant to the Prepackaged Plan will be acquired for the holder’s own account and not with a view to any distribution of such securities in violation of the United States Securities Act of 1933; and

8.	the holder understands and acknowledges that all authority conferred or agreed to be conferred pursuant to this Ballot, and every obligation of the holder hereunder, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, and legal representatives of the holder and shall not be affected by, and shall survive, the death or incapacity of the holder.

3

Item 5	Holder Information and Signature.

Name of Holder:

(print or type)

Signature:

Name of Signatory:

(if other than holder)

Title:

Address:

Date Completed:

IF YOU RECEIVED A BALLOT AND A RETURN ENVELOPE ADDRESSED TO FINANCIAL BALLOTING GROUP, YOUR COMPLETED BALLOT MUST BE ACTUALLY RECEIVED BY FINANCIAL BALLOTING GROUP BY THE VOTING DEADLINE.
IF YOU RECEIVED A BALLOT AND A RETURN ENVELOPE ADDRESSED TO YOUR NOMINEE, YOUR COMPLETED BALLOT MUST BE SENT TO YOUR NOMINEE, NOT FINANCIAL BALLOTING GROUP, ALLOWING SUFFICIENT TIME FOR YOUR NOMINEE TO RECEIVE YOUR BALLOT, COMPLETE A MASTER BALLOT, AND TRANSMIT THE MASTER BALLOT TO FINANCIAL BALLOTING GROUP SO THAT IT IS ACTUALLY RECEIVED BY THE VOTING DEADLINE.
THE VOTING DEADLINE IS OCTOBER 7, 2009, AT 11:59 P.M. (NEW YORK CITY TIME).

4

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE DEBTORS’ VOTING AGENT, FINANCIAL BALLOTING GROUP, AT (646) 282-1800.
VOTING INSTRUCTIONS
1.	As described in the Disclosure Statement, the Debtors are soliciting the votes of holders of Class 3 Senior Secured Claims with respect to the Prepackaged Plan referred to in the Disclosure Statement. The Prepackaged Plan and Disclosure Statement are included in the packet you are receiving with the Ballot. Capitalized terms not defined herein shall have the meanings assigned to them in the Prepackaged Plan.

2.	The Prepackaged Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that vote on the Prepackaged Plan, and by the holders of two-thirds in amount of equity security interests in each class that vote on the Prepackaged Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Prepackaged Plan if it finds that the Prepackaged Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

3.	To ensure that your vote is counted, you must: (a) complete the Ballot; (b) indicate your decision either to accept or reject the Prepackaged Plan in Item 2 of the Ballot; (c) indicate your decision to opt-out of the release provisions of the Prepackaged Plan in item 3 of the Ballot; and (d) sign and return the Ballot in accordance with the instructions on the Ballot. The Voting Deadline is October 7, 2009, at 11:59 p.m. (New York City time).

4.	If a ballot is received after the Voting Deadline, it will not be counted unless the Debtors determine otherwise or as permitted by the Bankruptcy Court. Except as otherwise provided herein, such delivery will be deemed made only when Financial Balloting Group actually receives the executed ballot. In all cases, holders should allow sufficient time to assure timely delivery. No ballot should be sent to the Debtors or the Debtors’ financial or legal advisors.

5.	If multiple ballots are received from an individual holder with respect to the same Claim or Interest prior to the Voting Deadline, the last ballot timely received will supersede and revoke any earlier received ballot.

6.	The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Prepackaged Plan and to make certain certifications with respect thereto. Accordingly, at this time, creditors should not surrender certificates or instruments representing or evidencing their Claims or Interests, and the Debtors will not accept delivery of any such certificates or instruments surrendered together with a ballot.

7.	The Ballot does not constitute, and shall not be deemed to be: (a) a proof of claim or interest; or (b) an assertion or admission of a Claim or Interest.

8.	Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an Entity, indicate your relationship with that Entity and the capacity in which you are signing.

9.	If you hold Claims or Interests in more than one Class under the Prepackaged Plan, or in multiple accounts, you may receive more than one ballot coded for each different Class or account. Each ballot votes only your Claims or Interests indicated on that ballot. Please complete and return each ballot you receive.

10.	You must vote all of your Claims or Interests within a particular Class either to accept or reject the Prepackaged Plan (you may not split your vote).

11.	Any ballot that is properly completed, executed and timely returned to the Debtors that fails to indicate acceptance or rejection of the Prepackaged Plan or that indicates both an acceptance and a rejection of the Prepackaged Plan will not be counted.

12.	The following ballots will not be counted in determining the acceptance or rejection of the Prepackaged Plan: (a) any ballot that is illegible or contains insufficient information to permit the identification of the holder; (b) any ballot cast by a Person or Entity that does not hold a Claim or Interest in a Class that is entitled to vote on the Prepackaged Plan; (c) any ballot cast for a Claim or Interest scheduled as unliquidated, contingent or disputed for which no proof of claim or interest was timely filed; (d) any unsigned ballot; (e) any ballot not marked to accept or reject the Prepackaged Plan, or marked both to accept and reject the Prepackaged Plan; and (f) any ballot submitted by a party not entitled to cast a vote with respect to the Prepackaged Plan.

5